UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 13, 2006

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

Florida	001-15046	88-0404114

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Suite 2808,International Chamber of Commerce Tower
Fuhua Three Road, Shenzhen, PRC 518048

(Address Of Principal Executive Offices) (Zip Code)

011 86 755 8831 2115
(Registrant’s Telephone Number, Including Area Code)

_________________________________
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

On December 13, 2006, New Dragon Asia Corp. (the “Company”) entered into a stock option agreement related to the employment of Peter Mak, the Company’s Chief Financial Officer. Such agreement provided for a grant to Mr. Mak of options to purchase up to 6,000,000 shares of the Company’s Class A Common Stock at an exercise price of $1.82 per share.

The stock option agreement is filed hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

10.1 Stock Option Agreement between New Dragon Asia Corp. and Peter Mak.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

By:	/s/ Li Xia Wang
Li Xia Wang
Chief Executive Officer

Dated: December 14, 2006